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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):

                                 March 23, 1998
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                       AMERICAN SUPERCONDUCTOR CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                  State or Other Jurisdiction of Incorporation)

            0-19672                               04-2959321
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    (Commission File Number)              (IRS Employer Identification No.)


 Two Technology Drive, Westborough, MA                   01581
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(Address of principal executive offices)               (Zip Code)


                                 (508) 836-4200
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               Registrant's Telephone Number, Including Area Code

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.   OTHER EVENTS

     With the Form 10-Q for the quarter ended December 31, 1997 filed with the Securities and Exchange Commission (the "Commission") on February 13, 1998, American Superconductor Corporation (the "Company") adopted Financial Accounting Standard ("FAS") No. 128 relating to Earnings Per Share. Additionally, in connection with the April 8, 1997 merger of a subsidiary of the Company into Superconductivity, Inc., a Delaware corporation ("SI"), accounted for as a pooling of interests, the Company prepared restated financial statements reflecting such pooling of interests transaction. These consolidated financial statements were filed by the Company with the Commission on Form 8-K filed on September 5, 1997. The adoption of FAS No. 128 and the consolidated financial statements reflecting the pooling of interests transaction both constitute a restatement of the Company's financial statements.

     Item 601(c)(2)(iii) of Regulation S-K requires the Company to file restated Financial Data Schedules for all periods affected by the restatement of the Company's financial statements and accordingly, the Company is filing restated Financial Data Schedules for the appropriate periods herewith.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)    Exhibits:
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     27.1   Restated Financial Data Schedule for Form 10-Q
              for the period ended June 30, 1996

     27.2 Restated Financial Data Schedule for Form 10-Q for the period ended September 30, 1996

     27.3 Restated Financial Data Schedule for Form 10-Q for the period ended December 31, 1996

     27.4 Restated Financial Data Schedule for Form 10-Q for the period ended June 30, 1997

     27.5 Restated Financial Data Schedule for Form 10-K for the period ended March 31, 1997 and for Form 8-K filed September 5, 1997

     27.6 Restated Financial Data Schedule for Form 10-Q for the period ended September 30, 1997

     27.7 Restated Financial Data Schedule for Form 10-Q for the period ended December 31, 1997


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 1998                    AMERICAN SUPERCONDUCTOR
                                        CORPORATION

                                        By: /s/ Gregory J. Yurek
                                            ------------------------------------
                                                Gregory J. Yurek
                                                President and
                                                  Chief Executive Officer

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                                  Exhibit Index
                                  -------------
    Exhibit
    Number       Title                                                Page
    ------       -----                                                ----

     27.1 Restated Financial Data Schedule for Form 10-Q for the period ended June 30, 1996

     27.2 Restated Financial Data Schedule for Form 10-Q for the period ended September 30, 1996

     27.3 Restated Financial Data Schedule for Form 10-Q for the period ended December 31, 1996

     27.4 Restated Financial Data Schedule for Form 10-Q for the period ended June 30, 1997

     27.5 Restated Financial Data Schedule for Form 10-K for the period ended March 31, 1997 and for Form 8-K filed September 5, 1997

     27.6 Restated Financial Data Schedule for Form 10-Q for the period ended September 30, 1997

     27.7 Restated Financial Data Schedule for Form 10-Q for the period ended December 31, 1997